UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2015

MEADOWBROOK INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	38-2626206
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1-14094
(Commission File Number)

26255 American Drive
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 358-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Meadowbrook Insurance Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”) on April 27, 2015.  Matters voted upon at the Annual Meeting were: (i) vote on a proposal to adopt the Agreement and Plan of Merger, dated as of December 30, 2014 and as amended from time to time, by and among the Company, Miracle Nova II (US), and Miracle Nova III (US), Inc.; (ii) vote on a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger; (iii) election of three members of the Board of Directors for terms expiring in 2018 and election of one member of the Board of Directors for a term expiring in 2016; (iv) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015; and (v) consider an advisory vote on the 2014 compensation of our named executive officers. For more information about the aforementioned proposals, see Meadowbrook’s Proxy Statement dated March 25, 2015.  As of the March 12, 2015 record date, there were 50,306,760 shares of common stock outstanding and entitled to vote.  At the Annual Meeting, 41,669,257 shares of common stock were represented in person or by proxy, constituting a quorum.  The certified results of the matters voted on at the Annual Meeting are set forth below.

Proposal No. 1 – Approve the Agreement and Plan of Merger, dated as of December 30, 2014 and as amended from time to time, by and among the Company, Miracle Nova II (US), LLC, a Delaware limited liability company and Miracle Nova III (US), Inc., a Delaware corporation.

For	Against	Abstain	Broker Non-Votes

41,556,754	25,966	86,537	0

Proposal No. 2 – Approve the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger.

For	Against	Abstain	Broker Non-Votes

32,785,899	8,585,609	297,749	0

Proposal No. 3 – Election of Robert S. Cubbin, Robert F. Fix and Douglas A. Gaudet as directors each for a three-year term expiring in 2018 and Florine Mark as a director for a one-year term expiring in 2016.

Director Name	For	Withheld	Abstain	Broker Non-Votes

Robert S. Cubbin	40,852,031	817,226	0	0
Robert F. Fix	40,839,000	830,257	0	0
Douglas A. Gaudet	41,065,365	603,892	0	0
Florine Mark	36,134,434	5,534,823	0	0

Proposal No. 4 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes

44,420,214	214,354	258,034	0

Proposal No. 5 – Advisory vote on the Company’s 2014 executive compensation.

For	Against	Abstain	Broker Non-Votes

35,371,827	6,069,690	227,740	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2015	MEADOWBROOK INSURANCE GROUP, INC.
(Registrant)

	By:	/s/ Karen M. Spaun
Karen M. Spaun, Senior Vice President and Chief Financial Officer